Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES
7.	INCOME TAXES

The following table presents the components of the Company’s provision for income taxes:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Provision/(benefit) for income taxes:
Continuing operations	$7,142	$9,246	$13,234
Discontinued operations	54	(178)	(4,913)
Loss on sale of discontinued operations	—	—	(563)

Provision for income taxes	$7,196	$9,068	$7,758

The components of income before income taxes for continuing operations are as follows:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Domestic	$24,188	$24,085	$37,559
Foreign	(222)	(161)	247

Total	$23,966	$23,924	$37,806

The income tax provision for continuing operations consists of the following:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Current income tax provision:
U.S. federal*	$9,282	$7,441	$15,807
Foreign	246	42	164
State	1,587	1,619	2,415

Total current income tax provision	$11,115	9,102	18,386

Deferred income tax (benefit)/provision:
U.S. federal*	$(3,667)	$348	$(4,473)
State	(306)	(204)	(679)

Total deferred income tax (benefit)/provision	(3,973)	144	(5,152)

Total income tax provision	$7,142	$9,246	$13,234

*	Includes U.S. taxes related to foreign income.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
(In thousands)	2011	2010	2009
Unrecognized tax benefits:
Beginning of the year	$2,599	$3,034	$1,873
Additions based on tax positions related to the current year	239	242	1,230
Additions for tax positions of acquired entity	253	—	—
Additions for tax positions of prior years	—	317	—
Reductions for tax positions of prior years	—	(466)	—
Settlements with taxing authorities	(161)	(20)	—
Lapses of statutes of limitations	(360)	(508)	(69)

End of the year	$2,570	$2,599	$3,034

As of December 31, 2011 and 2010, the Company’s reserve for uncertain tax positions totaled approximately $2.6 million, of which the amount of unrecognized tax benefits that, if recognized, would affect the effective income tax rate by $2.1 million and $2.0 million, respectively. The Company recognizes interest and penalties related to uncertain income tax positions in interest expense and selling, general, and administrative expenses, respectively, in its Consolidated Statements of Income. During 2011, 2010 and 2009, the Company recognized immaterial amounts of interest and penalty adjustments relating to uncertain tax positions. The Company had approximately $0.5 million, $0.7 million, and $1.3 million accrued for potential payment of interest and penalties as of December 31, 2011, 2010 and 2009, respectively. The Company expects the reserve for unrecognized tax benefits to decrease by approximately $1.0 million in the next twelve months due to statute expirations and settlements.

As a result of additional tax deductions related to vested restricted stock awards and stock option exercises, tax benefits have been recognized as contributed capital for the years ended December 31, 2011 and 2009 in the amounts of $0.2 million. The impact of such tax benefits in 2010 was nominal.

The following is a reconciliation of income taxes computed at the federal statutory rate to income tax expense recorded for continuing operations:

	For the year ended December 31,
(In thousands)	2011	2010	2009
Computed income taxes at U.S. federal statutory rate	$8,716	$8,642	$13,287
Income passed through to non-controlling interest holders (1)	(327)	(269)	(53)
Foreign tax credits	(1,230)	(500)	(1,421)
State income taxes, net of federal income tax benefit	933	807	856
Taxes on foreign income and losses
Tax expense on foreign income	317	99	78
Permanent differences	358	590	704
Change in reserves	(163)	168	143
Change in valuation allowance	(1,275)	—	—
Deferred tax on foreign earnings not indefinitely reinvested	—	—	(253)
Other	(187)	(291)	(107)

Total income tax provision	$7,142	$9,246	$13,234

(1)	Includes income that is not taxable to the Company. Such income is directly taxable to the Company’s non-controlling interest partners.

The components of the Company’s deferred income tax assets and liabilities are as:

	As of December 31,
(In thousands)	2011	2010
Deferred income tax assets:
Accruals not currently deductible for tax purposes	$13,373	$9,474
Billings in excess of revenues	9,482	7,060
Tax loss carryforwards	10,328	10,315
Foreign tax credits	—	1,281
Fixed and intangible assets	222	220
All other items	645	734

Gross deferred tax assets	34,050	29,084

Valuation allowance for deferred tax assets	(9,872)	(11,441)

Net deferred tax assets	24,178	17,643

Deferred income tax liabilities:
Unbilled revenues	(29,737)	(21,583)
Change in method of accounting	(7,714)	(540)
Fixed and intangible assets	(14,109)	(9,633)
All other items	(1,600)	(1,308)

Gross deferred tax liabilities	(53,160)	(33,064)

Net deferred tax liabilities	$(28,982)	$(15,421)

There are net long-term deferred tax assets totaling $1.4 million and net current deferred tax assets totaling $0.1 million in the Company’s Consolidated Balance Sheets as of December 31, 2011. There were net long-term deferred tax assets totaling $0.9 million and no net current tax assets as of December 31, 2010 in the Company’s Consolidated Balance Sheet.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not that the Company will ultimately realize the benefits of these deductible differences as of December 31, 2011. The Company has provided valuation allowances against gross deferred tax assets related primarily to capital loss carryforwards as it has concluded that it is not more likely than not that this benefit will be realized. The amount of the deferred tax asset considered realizable could be reduced in the future if estimates of future taxable income during the carryforward period are reduced.

The Company has gross state net operating loss (“NOL”) carryforwards totaling $27.4 million resulting in net state tax effected NOL’s of $2.2 million, which expire from 2012 to 2031. No state valuation allowances have been established for these deferred tax assets.

The Company is subject to federal and state income tax audits for the periods 2008 through 2011. The Internal Revenue Service is currently performing an audit of the Company’s 2009 consolidated income tax return, which is expected to be finalized during the first quarter of 2012. The Company is also subject to audits in various foreign jurisdictions for tax years ranging from 2005 to the present. Management believes that adequate provisions have been made for income taxes as of December 31, 2011.

The Company continues to focus on tax planning strategies on a U.S. federal, state and local level, including continuing to work towards identifying opportunities to utilize its gross tax assets that have valuation allowances provided against them. Additionally, the Company will, on occasion, engage specialists, in some cases on a contingency basis, to evaluate filed returns and the methodologies used in those returns, to determine if the Company can further optimize its tax positions. As a result of these processes, the Company has collected and recorded during 2011 an aggregate net recovery of approximately $1.3 million from one of the major local jurisdictions in which it operates related to a non-income related tax for several prior tax periods.

As discussed in the following caption, “Discontinued Operations”, the Company has deferred tax assets related to capital loss carryforwards that expire between 2014 and 2016.

Discontinued Operations

In certain foreign jurisdictions, the Company’s former Baker Energy subsidiaries were subject to a deemed profits tax that was assessed based on revenue. In other foreign jurisdictions or situations, the Company’s former Baker Energy subsidiaries were subject to income taxes based on taxable income.

Prior to 2009, the Company was in an overall foreign loss position for U.S. Federal income tax purposes, which precluded the Company from utilizing credits for taxes paid in foreign jurisdictions. However, as a result of generating sufficient foreign source income to offset the Company’s overall foreign loss, the Company was able to utilize a portion of those tax credits in 2009, resulting in the reversal of deferred tax liabilities for a net impact of $5.9 million, related to unremitted foreign source earnings which are taxable for U.S. federal tax purposes, but can be offset if there are sufficient foreign tax credits that can be utilized.

As a result of the sale of Energy, the company realized certain tax gains and losses. The sale of certain of these foreign entities resulted in U.S. taxable gains for which foreign tax credits became available. In 2009, the Company recorded a deferred tax asset of $2.0 million related to these credits along with a $1.5 million valuation allowance. Also included in discontinued operations in 2009 was foreign tax expense of approximately $2.0 million related to operations of the Energy business. The sale also resulted in approximately $19.0 million of capital losses for which a deferred tax asset and related valuation allowance totaling $6.7 million was recorded as it was not more likely than not that such capital losses could be utilized within the five-year carryforward period. The Company also recorded a full valuation allowance against $2.0 million in net deferred tax assets related to Legacy Baker Energy insurance liabilities. These liabilities are reimbursable from the buyer but the related accounts receivable was already included within the previously mentioned capital loss. Payment of such liabilities will result in tax deductions that will increase the net capital loss carryforward.

During 2010, the Company incurred additional non-deductible expenses related to its discontinued operations totaling $2.5 million and paid insurance liabilities totaling $1.8 million. This had the effect of increasing the capital loss carryforward and related valuation allowance to $23.3 million and $8.2 million, respectively. Additionally, the Company’s valuation allowance against its deferred tax asset for insurance liabilities was reduced from $2.0 million to $1.4 million. Similarly, during 2011, this activity increased the capital loss carryforward and related valuation allowance by $1.0 million and $0.4 million, respectively. As of December 31, 2011, the Company’s capital loss carryforward and related valuation allowance totaled $24.2 million and $8.9 million, respectively and the Company’s valuation allowance against its deferred tax asset for insurance liabilities was reduced from $1.4 million to $1.0 million. The Company also received a foreign dividend from one of its remaining international continuing operations entities totaling $0.2 million, which was used to reduce the Company’s capital loss carryforward.